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                                                                 EXHIBIT 10.39

                                LEASE AGREEMENT


         THIS LEASE AGREEMENT (this "Lease") is made as of the 15th day of May, 1996, between George Evans and Larry Davidson (collectively, "Landlord") and RentX Industries, Inc., a Delaware corporation ("Tenant").

         1. PREMISES. In consideration of the payment of rent and the performance by Tenant of the covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the property and all improvements located thereon more particularly described on Exhibit A, attached hereto and by this reference incorporated herein, consisting of an approximately 7,000 rentable square foot building located at 600 Fraser Street, Aurora, Colorado (the "Building"), together with a non-exclusive license, subject to the provisions hereof, to use all appurtenances thereto, including, but not limited to, any parking area and access roads, and other areas related to the use of the Building (collectively, the "Premises").

         2. TERM. The term of this Lease shall commence as of May 15, 1996 (the "Commencement Date"), and terminate on May 14, 1999, unless sooner terminated pursuant to this Lease. (Said three-year term is hereinafter referred to as the "Primary Lease Term".)

         3. RENT. For the Primary Lease Term under this Lease, Tenant shall pay to Landlord the annual sum of $44,861.76 (the "Rent") which sum shall be payable in twelve equal monthly installments of $3,738.48 commencing on the Commencement Date, and continuing thereafter on the first day of each succeeding calendar month. The installments of Rent for any partial month of the term hereof shall be prorated based upon the number of days during such month. All Rent or other rentals or sums due hereunder shall be paid in advance without notice at the office of Landlord or to such other person or at such other place as Landlord may designate in writing.

         4. PAYMENT OF OPERATING EXPENSES. Tenant understands that this is a "triple net" lease to Landlord, and Tenant shall be responsible for timely payment of all Operating Expenses, defined below. The parties agree that Landlord shall have no obligation regarding payment of all or any portion of the Operating Expenses, except as otherwise set forth below. For purposes of this Lease, "Operating Expenses" shall mean all operating expenses of any kind or nature which are necessary, ordinary, or customarily incurred in connection with the operation and maintenance or repair of all or a portion of the Building and Premises. Operating Expenses shall also include:

                 A. All real property taxes and assessments levied against the Premises by any governmental or quasi-governmental authority. The foregoing shall include any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Premises as a result of the use, ownership or operation of the Premises or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments. Expenses incurred by Tenant for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations.
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Assessments shall include any and all so-called special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, or the Building, or against any legal or equitable interest of Landlord therein. Taxes and assessment shall exclude Landlord's income taxes or similar taxes. Any special assessments will be amortized over the maximum period allowed by law or applicable tax rules, whichever is longer, and Operating Expenses will include only the prorated and amortized amount.

                 B. Insurance premiums, including fire and all-risk coverage; public liability insurance; and any other insurance carried by Tenant or Landlord relating to this Lease. All such insurance shall be in such amounts as set forth in this Lease.

                 C. Any capital improvements, repairs and replacements made in or to the Premises. The cost of any capital improvement shall be amortized over the useful life of such item and Tenant will pay its percentage share (which shall be determined by dividing the square footage of the Building by the square footage of all buildings benefitted by such improvement, including the Building) of the annual amortized amount.

                 Notwithstanding the foregoing, Operating Expenses shall not include, and Landlord shall be solely responsible for the payment of:

                          (i)     Costs of capital improvements, repairs and
replacements made in or to the Premises in order to bring the Premises into compliance with existing laws;

                          (ii)    Costs of repairs or other work occasioned by
fire, windstorm or other insured casualty;

                          (iii)   Costs of repairs or rebuilding necessitated
by condemnation;

                          (iv)    Any interest on borrowed money or debt
amortization;

                          (v)     Depreciation of the Building; and

                          (vi)    Fines, penalties or other surcharges or
extraordinary expenses incurred by Landlord as a result of Landlord's failure to pay taxes, assessments, insurance premiums or other items of Operating Expenses on a timely basis, unless the failure is due to a default by Tenant under this Lease.

         Annual Operating Expenses shall be paid in equal monthly installments due in the same manner as Rent. Prior to the determination of actual Operating Expenses, Landlord may estimate the amount of Operating Expenses for the then current year based on the most currently





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available information to Landlord.  Upon the determination of the actual
Operating Expenses for such year, Landlord shall deliver to Tenant a comparative statement which shall show a comparison of the estimated Operating Expenses to the actual Operating Expenses for the applicable year. If the estimated Operating Expenses exceed the actual Operating Expenses, Landlord shall immediately remit such excess to Tenant. If the estimated Operating Expenses are less than the actual Operating Expenses, Tenant shall immediately pay such deficiency to Landlord.

         Tenant and its agents shall have 90 days after receiving any statement from Landlord of any Operating Expenses paid by Landlord to audit Landlord's books and records concerning the statement at a mutually convenient time at Landlord's offices. The books and records shall be kept in accordance with generally accepted accounting principles consistently applied. If Tenant disputes the accuracy of Landlord's statement, Tenant shall still pay the amount shown owing, while proceeding with Tenant's audit. If such audit shows that as to such operating period Landlord has overstated the amount of Operating Expenses or the amount thereof applicable to Tenant, Landlord shall promptly credit to Tenant the amount of any overpayment by Tenant and if such overpayment is 3% or more of the actual amount attributable to Tenant, Landlord shall also pay Tenant interest on such amounts equal to 6% per year for the respective period of the overpayment. If Tenant does not proceed with an audit within the 90-day period, then Tenant shall be deemed to have accepted as final the amount shown owing on any such statement. If Tenant's audit of the books and records shows that Landlord overstated the sum owed by Tenant by an amount equal to 3% or more of the actual costs and taxes payable by Tenant, then Landlord shall pay to Tenant, Tenant's reasonable costs of conducting the audit. This provision shall survive the termination or expiration of this Lease.

         Tenant will have the right to contest the amount or validity, in whole or in part, of any tax that Tenant is required to pay, in whole or in part, by appropriate proceedings diligently conducted in good faith, only after paying such tax or posting such security that Landlord reasonably requires in order to protect the Leased Premises against loss or forfeiture. Upon the conclusion of any such protest proceedings, Tenant will pay its share of the tax, as finally determined, in accordance with this Lease the payment of which tax may have been deferred during the prosecution of the proceedings, together with any costs, fees, interest, penalties, or other related liabilities. Landlord will not be required to join in any contest or proceedings unless the provisions of any law or regulations then in effect require that the proceedings be brought by or in the name of Landlord. In that event, Landlord will join in the proceedings or permit them to be brought in its name; however, Landlord will not be subjected to any liability for the payment of any costs or expenses in connection with any contest or proceedings, and Tenant will indemnify Landlord against and save Landlord harmless from any costs and expenses in this regard.





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         5.      CHARACTER OF OCCUPANCY.

                 A. The Premises are to be used for machinery and equipment rental, repairs, sales, refueling and storage; merchandise sale and warehousing; any other rental type of business; or for any other purpose allowed by law and reasonably approved by Landlord.

                 B. Tenant shall not commit waste or suffer or permit waste to be committed, nor shall Tenant permit any nuisance in or about the Premises.

                 C. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated.

                 D. Landlord agrees to not initiate or participate in any zoning change affecting the Premises without first obtaining the prior written consent of Tenant, which may be withheld in Tenant's sole discretion.

         6.      SERVICES AND UTILITIES.

                 A. Tenant agrees that Landlord shall not be liable for failure to supply any heating, air conditioning, electrical, janitorial, lighting or other services. In the event of any interruption, reduction or discontinuance of services (either temporarily or permanently), Landlord shall not be liable for damages to persons or property as a result thereof, nor shall the occurrence of any such event in any way be construed as an eviction of Tenant. Notwithstanding the foregoing, if any such services are not supplied for a period exceeding three consecutive business days, and as a result of such lack of service, Tenant is unable to use the Premises for its intended use, Tenant shall be entitled to an abatement of Rent and other charges due hereunder, beginning with the fourth day, in such amount, not to exceed the per diem amount of such charges, as will fairly compensate Tenant for the inconvenience and loss of business resulting from the lack of such services.
If an interruption of services which materially affects Tenant's use and enjoyment of the Premises continues for more than 30 consecutive calendar days, Tenant shall have the right to terminate this Lease upon written notice to Landlord, and shall surrender the Premises to Landlord.

                 B. Tenant shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

         7. QUIET ENJOYMENT. Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the term of this Lease so long as Tenant complies with the provisions hereof.





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         8.      MAINTENANCE, REPAIRS, ALTERATIONS AND ADDITIONS.

                 A.       Maintenance and Repairs:

                          (1)     Except for matters specified under Paragraph
4 above and Paragraph 8A(3) below as being Landlord's obligation, Tenant shall, at Tenant's sole cost and expense, maintain the Premises in good order, condition and repair, ordinary wear and tear and damage by fire and casualty excepted, including: the interior surfaces of the ceilings, walls and floors; all doors and interior windows; furnishings installed within the Premises; all equipment installed by or at the expense of Tenant; and all plumbing, heating, ventilating, electrical and lighting facilities and fixtures; all landscaping, parking lots, fences and signs located within the Premises.

                          (2)     In the event that Tenant fails to maintain
the Premises in good order, condition and repair as required under this Lease, Landlord shall give Tenant prior written notice to do such acts as are required to so maintain the Premises. In the event that Tenant fails to commence such work within 30 days after written demand by Landlord, and diligently prosecute it to completion, then Landlord shall have the right, but shall not be obligated, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Landlord shall have no liability to Tenant for any reasonable damage, inconvenience or interference with Tenant's use of the Premises as a result of performing any such work.

                          (3)     Landlord will maintain, repair and replace
all structural components of the Premises and the roof of the Building, and if a repair, replacement or alteration or other change would be considered a capital improvement or replacement to the Premises under generally accepted accounting principles, then it shall be Landlord's responsibility to promptly make and pay for such repair, replacement, alteration or other change. The cost of any such capital improvement shall be amortized over the useful life of such item and Tenant agrees to pay its percentage share (which shall be determined by dividing the square footage of the Building by the square footage of all buildings benefitted by such improvement, including the Building) of the annual amortized amount. Such payment will be made by Tenant as set forth in Paragraph 4 above. Landlord shall do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to the Premises, except to the extent that the foregoing are solely a result of Tenant's use of the Premises. Tenant shall do all acts required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating solely to Tenant's use of the Premises. If a repair is required as a result of Tenant's negligence and such repair cost is not covered by insurance proceeds, Tenant will pay for the cost of such repair.

         Notwithstanding anything in this Lease to the contrary, in the event that the need for repairs or the making of repairs (or both) which Landlord is obligated to effect at Landlord's expense renders a material portion of the Premises unusable for more than three consecutive





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business days, then Tenant shall be entitled to an abatement of rent commencing with the fourth business day that the same are unusable; provided, however, that Tenant shall not be entitled to a pro rata abatement of rent under the foregoing due to unusability (i) caused directly or indirectly by any act or omission of Tenant or any of Tenant's servants, employees, agents, contractors, visitors or licensees, (ii) where Tenant makes a decoration, alteration, improvement or addition which directly causes such unusability, or (iii) where the repair in question is one which Tenant is obligated to furnish under the provisions of this Lease.

                 B.       Alterations and Additions.

                          (1)     Tenant shall make no alterations, additions
or improvements (other than any non-structural change or decorating alteration to the Premises or any part thereof) in excess of $25,000.00, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord may condition its consent to any alterations, additions or improvements upon such reasonable requirements as Landlord may deem necessary in its reasonable discretion, including without limitation the manner in which the work is done and the right to approve the contractor by whom the work is to be performed.

                          (2)     All items installed in the Premises by Tenant
and all alterations and additions made to the Premises by Tenant and all improvements and fixtures located on the Premises, other than the structural components of the Building, are the property of Tenant (collectively, "Tenant's Property") and may be removed by Tenant at the end of the term of this Lease. Tenant agrees to restore any damage to the building as a result of the removal of Tenant's Property.

                          (3)     If Tenant performs any work requiring
Landlord's consent prior to the commencement of any such work, Tenant shall upon request deliver to Landlord, certificates issued by insurance companies qualified to do business in the state where the Premises are located, evidencing that Workmen's Compensation, general liability insurance and property damage insurance, all in amounts, with companies and on forms reasonably satisfactory to Landlord, are in full force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord as an additional insured. Each such certificate shall provide that the insurance policy may not be canceled or modified without 10 days' prior written notice to Landlord. Further, Tenant shall permit Landlord to post notices in the Premises in locations which will be visible by persons performing any work on the Premises stating that Landlord is not responsible for the payment for such work and setting forth such other information as Landlord may deem necessary.

         9. ENTRY BY LANDLORD. Landlord and its agents shall have the right to enter the Premises at all reasonable times after 24 hours' prior written notice, except in emergencies, for the purpose of: (1) examining or inspecting the same; (2) showing the same to prospective purchasers or tenants of the Building during the last six months of the Primary Lease Term or





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during the last six months of any option period, if this Lease is extended;
provided, however, if such prospective purchaser or tenant is viewed by Tenant as a "competitor" in the industry, then Landlord will use best efforts to restrict such prospective purchaser's or tenant's access to areas where Tenant has confidential information (such restricted access may mean certain areas may not be available for view or require that such party be accompanied by a representative of Tenant when entering such areas); and (3) making such alterations, repairs, improvements or additions to the Building which are the obligation of Landlord, in a manner which will not unreasonably interfere with Tenant's use of the Premises. If Tenant shall not be personally present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key without liability to Tenant, except for any failure to exercise due care for Tenant's property, and without affecting this Lease. Such entry shall not be construed as a manifestation by the Landlord of an intent to terminate this Lease. Tenant shall not, without the prior consent of Landlord, change the locks or install additional locks on any entry door or doors to the Building.

         10. MECHANICS' LIENS. Tenant shall pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which may result in liens on Landlord's interest therein. Tenant will keep the Premises free and clear of all mechanics' liens and other liens on account of work done or claimed to have been done for Tenant or persons claiming under it. Tenant hereby agrees to indemnify Landlord for, save Landlord harmless from, and defend Landlord against all liability, loss, damage, costs or expenses, including attorneys' fees and interest incurred on account of any claims of any nature whatsoever, including lien claims of laborers, materialmen, or others for work performed for, or for materials or supplies furnished to Tenant or persons claiming under Tenant. Should any liens be filed or recorded against the Premises for work or materials supplied to Tenant, or should any action affecting the title thereto be commenced, Tenant shall cause such liens to be removed of record within 30 days after notice from Landlord. If Tenant desires to contest any claim of lien, Tenant shall furnish to Landlord adequate security in the amount of 100% of the amount of the claim, plus estimated costs and interest, and, if a final judgment establishing the validity or existence of any lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a mechanic's lien or suit to foreclose the lien has been recorded or filed, and shall not have caused the same to be released of record or shall not have given Landlord security as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs or obtain a bond or title insurance protection against such lien, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.

         11.     DAMAGE TO PREMISES, INJURY TO PERSONS.

                 A. Tenant hereby indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims of liability for any injury (including death) or damage to any person or property whatsoever occurring in, on or about the Premises





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or any part thereof, when such injury or damage is caused in whole or in part by the act, neglect, fault or omission to act on the part of Tenant, its agents, contractors, or employees. Tenant further indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, or employees, and from and against all costs, reasonable attorneys' and legal assistants' fees and liabilities incurred as a result of any such claim or any action or proceeding brought thereon. Tenant shall not be liable to Landlord for any damage by or from any act or negligence of any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Premises caused by Tenant's misuse of the Premises. Tenant shall not be required to indemnify Landlord for Landlord's own negligence or misconduct or the negligence or misconduct of Landlord's agents, contractors or employees. Landlord hereby indemnifies and agrees to hold Tenant harmless from and to defend Tenant against, any and all claims of liability for any injury (including death) or damage to any person or property whatsoever occurring in or about the Building, or Premises when such injury or damage is caused in whole or in part by the act, neglect, fault or omission to act on the part of Landlord, its agents, contractors, or employees. Landlord further indemnifies and agrees to hold Tenant harmless from, and to defend Tenant against any and all claims arising from any breach or default in performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act or negligence of Landlord, or any of its agents, contractors or employees, and from and against all costs, attorneys' and legal assistants' fees, expenses and liabilities incurred as a result of any such claim or any action or proceeding brought thereon. Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any other occupant of the Building, or by any owner or occupant of adjoining or contiguous property. Landlord shall not be required to indemnify Tenant for Tenant's own negligence or misconduct or the negligence or misconduct of Tenant's agents, contractors or employees.

                 B. Neither Landlord nor its agents shall be liable for any damage to property entrusted to Landlord, its agents or employees, or the building manager, if any, nor for the loss or damage to any property by theft or otherwise, by any means whatsoever, nor for any injury (including death) or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other place, or resulting from dampness or any other cause whatsoever; provided, however, that nothing contained herein shall be construed to relieve Landlord from liability for any personal injury resulting from its negligence or that of its agents, servants or employees or to disclaim Landlord's responsibility for latent defects in the Premises or the Building. Landlord or its agents shall not be liable for interference with the light, view or other incorporeal hereditaments.

                 C. In case any action or proceeding is brought against Landlord by reason of any obligation on Tenant's part to be performed under the terms of this Lease, or





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arising from any act or negligence of Tenant, or of its agents or employees,
Tenant upon reasonable prior written notice from Landlord, shall defend the same at Tenant's expense. In case any action or proceeding is brought against Tenant by reason of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act or negligence of Landlord, or of its agents, or employees, Landlord, upon reasonable prior written notice from Tenant, shall defend the same at Landlord's expense.

                 D. Tenant agrees to carry and maintain general liability insurance, including bodily injury and property damage insurance, such insurance to afford protection to the limit of not less than $1,000,000.00 for any occurrence. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in the state where the Premises are located, and shall be otherwise reasonably satisfactory to Landlord. All such policies shall provide that the same may not be canceled or altered except upon 10 days' prior written notice to Landlord. Tenant shall provide certificate(s) of such insurance to Landlord upon request from time to time, and such certificate(s) shall disclose that such insurance names Landlord as an additional insured, in addition to the other requirements set forth herein.

         12.     INSURANCE, CASUALTY AND RESTORATION OF PREMISES.

                 A. Tenant shall maintain "all risk" property insurance in the amount of the full replacement value of the Building with reasonable adjustments for inflation from such companies and on such terms and conditions as Landlord from time to time reasonably deems appropriate, and Tenant shall maintain "all risk" property insurance, in the amount of the full replacement value, on Tenant's trade fixtures, furniture, furnishings and other property of Tenant within the Premises, including the property to be installed by Tenant pursuant to Paragraph 26 below (collectively, "Tenant's Property").

                 B. In the event that the Premises is damaged by fire or other insured casualty, Tenant shall deliver the insurance proceeds received for the Building, excluding the amounts received for Tenant's Property and the amount of any deductible paid by Tenant, to Landlord, and the damage shall be repaired by and at the expense of Landlord, regardless of the extent of available insurance proceeds, provided that such repairs and restoration can, in Landlord's reasonable opinion, be made within 120 days after the occurrence of such damage, and any excess proceeds shall be returned to Tenant within five days after completion of such reconstruction or repair. Until such repairs and restoration are completed the Rent shall be abated from the date of the casualty in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business. Landlord agrees to notify Tenant within 30 days after such casualty if it estimates that it will be unable to repair and restore the Premises within said 120-day period. Such notice will set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. If Landlord estimates it cannot make such repairs and restoration within said 120-day period, then either party, by written notice to the other, may cancel this Lease as of the date of occurrence of such damage, provided that such





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notice is given to the other party within 15 days after Landlord notifies
Tenant of the estimated time for completion of such repairs and restoration.
If no notice is given by either party to terminate this Lease, this Lease shall continue in effect and the Rent shall be apportioned in the manner provided above. Landlord agrees that if Landlord exercises the foregoing termination option, Tenant shall have the right to reinstate the Lease by giving Landlord written notice of such reinstatement within 15 days after receipt of Landlord's termination notice, and upon such reinstatement, Landlord shall deliver all insurance proceeds to Tenant, who will commence and complete such repair and restoration work.

                 C. Landlord and Tenant hereby waive any and all rights of recovery against one another and their officers, agents and employees for damage to real or personal property occurring as a result of the use or occupancy of the Premises to the extent of insurance coverage. Landlord and Tenant each agree that all policies of insurance obtained by them pursuant to the provisions of this Lease shall contain endorsements or provisions waiving the insurer's rights of subrogation with respect to claims against the other, and each shall notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this Lease.

         13. CONDEMNATION. If any portion of the Premises which materially affects Tenant's ability to continue to use the remainder thereof for the purposes set forth herein, or which renders the Premises untenantable, is taken by right of eminent domain or by condemnation, or is conveyed in lieu of any such taking, then this Lease may be terminated at the option of Tenant. Such option shall be exercised by Tenant giving notice to Landlord of such termination within 30 days after such taking or conveyance; whereupon this Lease shall forthwith terminate and the Rent shall be duly apportioned as of the date of such taking or conveyance. Upon such termination, Tenant shall surrender to Landlord the Premises and all of Tenant's interest therein under this Lease, and Landlord may re-enter and take possession of the Premises or remove Tenant therefrom. If any portion of the Premises is taken which does not materially affect Tenant's right to use the remainder of the Premises for the purposes set forth herein, this Lease shall continue in full force and effect, and Landlord shall promptly perform any repair or restoration work required to restore the Premises, insofar as possible, to former condition, and the rental owing hereunder shall be adjusted, if necessary, in such just manner and proportion as the part so taken (and its effect on Tenant's ability to use the remainder of the Premises) bears to the whole. In the event of taking or conveyance as described herein, Landlord shall receive the award or consideration for the lands and improvements so taken; provided, however, that Landlord shall have no interest in any award made for Tenant's loss of business or value of its leasehold interest or for the taking of Tenant's fixtures or property, or for Tenant's relocation expenses. Landlord and Tenant shall cooperate with one another in making claims for condemnation awards.





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         14.     ASSIGNMENT AND SUBLETTING.

                 A. Tenant shall not permit any part of the Premises to be used or occupied by any persons other than Tenant and the employees of Tenant, nor shall Tenant permit any part of the Premises to be used or occupied by any licensee or concessionaire, or permit any persons to be upon the Premises other than Tenant, and employees, customers and others having lawful business with Tenant without the prior written consent of Landlord, not to be unreasonably withheld or delayed. Tenant shall have the right to assign or part with the possession of the Premises without the prior written consent of Landlord, provided that such assignment or sublease is to an entity (i) controlled by, controlling, or under common control with Tenant or (ii) which acquires, by merger or otherwise, substantially all of the assets or business of Tenant. Tenant may collaterally assign this Lease to any lender of Tenant without obtaining Landlord's consent thereto.

                 B. Tenant may sublet all or any part of the Premises to any subtenant or subtenants whose use of the Premises is consistent with the requirements of this Lease, upon the reasonable approval of Landlord. Tenant shall provide Landlord with a copy of each executed sublease agreement. No sublease shall relieve Tenant from its obligations under this Lease.

         15. ESTOPPEL CERTIFICATE. Tenant and Landlord agree, at any time and from time to time, upon not less than 10 days' prior written request by the other party, to execute, acknowledge and deliver to the requesting party an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the date to which the Rent and other charges have been paid in advance, if any, and such other matters as are reasonably requested by the requesting party, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or lender on all or any portion of the requesting party's interest herein, or a holder of any mortgage or deed of trust encumbering the Premises. Notwithstanding the foregoing, the parties agree that Tenant's obligation to deliver estoppel certificates under this Paragraph 15 shall be conditioned upon receipt by Tenant of a nondisturbance agreement pursuant to the provisions of Paragraph 23 below.

         16. DEFAULT. The happening of any one or more of the following events shall constitute an "event of default":

                 A. Tenant shall fail to pay when due any installment of Rent, and such default shall continue for 10 days after receipt of written notice from Landlord;

                 B. This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in a manner permitted herein;

                 C. This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within 30 days after the levy thereof;

                 D. Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved, or shall make an assignment for the benefit of creditors;

                 E. Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee of all or substantially all of the property of Tenant shall be appointed, and such proceeding shall not be dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment; or

                 F. Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such non-performance shall continue for a period of 30 days after written notice thereof by Landlord to Tenant; provided that if the curative action to be taken by Tenant cannot, for reasons beyond Tenant's reasonable control be completed within 30 days, then so long as Tenant promptly initiates and diligently provides such cure, Tenant will not be deemed in default.

         17.     REMEDIES FOR DEFAULT.

                 A. Upon the happening of any event of default as hereinabove described, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either:

                          (1)     To give Tenant written notice of intention to
terminate this Lease on the date of giving notice or on any later date specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease shall be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term herein originally demised; or

                          (2)     To re-enter and take possession of the
Premises and repossess the same as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove the effects of both, and without prejudice to any remedies for arrears of Rent. Should Landlord elect to re-enter as provided in this subparagraph (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord shall without terminating this Lease, use reasonable efforts to relet the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms as Landlord may reasonably determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises after exercising good faith efforts therefor, but shall make every reasonable effort to mitigate its damages. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry or reletting to exercise its right to terminate this Lease by giving Tenant written notice to that effect, in which event the Lease will terminate as specified in said notice.

                 B. In the event that Landlord does not elect to terminate this Lease and elects to take possession as provided in subparagraph A(2) hereof, Tenant shall pay to Landlord (i) the Rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting Landlord's reasonable expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, reasonable attorneys' fees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the Premises covered thereby include other premises not part of the Premises, a fair apportionment of the Rent received from such reletting and the expenses incurred in connection therewith will be made in determining the net proceeds from such reletting. Any Rent concessions will be apportioned over the term of the new lease. Tenant shall pay such Rent and other sums to Landlord monthly on the days on which the Rent would have been payable hereunder if possession had not been retaken, and Landlord shall be entitled to receive the same from Tenant on each such day.

                 C. In the event that this Lease is terminated as a result of an uncured default by Tenant, as permitted in subparagraph A(1) hereof, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owed by Tenant hereunder for the balance of the term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Landlord agrees to use good faith efforts to mitigate its damages in the event of Tenant's default. Alternatively, at the option of Landlord, Landlord shall be entitled to recover forthwith against Tenant, as damages for the loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the amount, if any, by which the aggregate of the Rent and all other sums payable by Tenant hereunder which would have accrued for the balance of the term exceeds the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only Rent, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term, both discounted to present worth at the Federal Reserve discount rate plus one percent (1%).

                 D. Suit or suits for the recovery of the amounts and damages set forth herein may be brought by Landlord, from time to time, at Landlord's election; and nothing herein shall be deemed to require Landlord to await the date that this Lease or the term hereof would have expired had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease as now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease as now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in connection with collecting any amounts and damages owed by Tenant pursuant to the provisions of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant.

                 E. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease; but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. Notwithstanding any termination of this Lease, the same shall continue in full force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

                          (1)     Nothing contained in this Paragraph 17 shall
limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved.

                          (2)     Notwithstanding anything in this Paragraph 17
to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as specified in subparagraphs 16D and 16E above, shall be considered to be an event of default only when such proceeding, action or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.

                 F. Any rents or other amounts owing hereunder which are not paid within 30 days after they are due shall bear interest at the rate of 10% per annum from the 31st day after the due date of such payment until received by Landlord. Similarly, any amounts paid by Landlord to cure any defaults of Tenant hereunder, which Landlord shall have the right, but not the obligation to do, shall, if not repaid by Tenant within 30 days after demand by Landlord, thereafter bear interest at the above rate until received by Landlord.

                 G. Landlord hereby waives any statutory or common law rights it may have granting Landlord a lien or the right to foreclose on the personal property of Tenant and/or the tenant improvements installed in the Premises by Tenant.

                 H. If Landlord is in default in the performance of its obligations under this Lease and such default is not cured within 30 days after written notice thereof, Tenant may at its option upon 10 days' prior written notice to Landlord terminate this Lease, or may incur any expense and deduct the monies owed from Rent and any other amounts due under this Lease. Landlord's performance of each and every one of its conditions, covenants and agreements in this Lease is a condition precedent to Landlord's right to enforce this Lease.

         18. REMOVAL OF TENANT'S PROPERTY. All trade fixtures, equipment, movable furniture, Tenant's Property and personal effects of Tenant not removed from the Premises upon the vacation or abandonment thereof or upon the termination of this Lease for any cause whatsoever or after the expiration of the term hereof will be stored by Landlord at Tenant's expense, and if after 30 days' written notice from Landlord to Tenant, Tenant does not claim such property, it shall be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person, but with an obligation by Landlord to account therefor. Tenant shall pay Landlord for all expenses incurred in connection with the disposition of such property.

         19. HOLDING OVER. Should Tenant hold over after the termination of this Lease and continue to pay Rent, and should Landlord accept such Rent, without any express written agreement as to such holding over, Tenant shall become a Tenant from month-to-month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy, but any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay monthly rentals equal to 125% of the amount of Rent provided in Paragraph 3 above.

         20. BROKER'S FEE. Tenant and Landlord each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

         21. SURRENDER AND NOTICE. Upon the expiration or other termination of the term of this Lease, Tenant shall promptly quit the Premises and surrender the Premises to Landlord broom clean, in good order and condition, except for ordinary wear and tear and loss by fire or other casualty. Tenant may remove Tenant's Property and all of its movable furniture and other effects and such alterations, additions and improvements that Tenant installed pursuant to Paragraph 26 hereof. In the event that Tenant fails to vacate the Premises in a timely manner as required, Tenant shall be responsible to Landlord for all reasonable costs incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.

         22. REPRESENTATIONS AND WARRANTIES. Notwithstanding anything in this Lease to the contrary, Landlord represents and warrants to Tenant that it is the sole owner in fee simple of the Leased Premises, that no mortgages, deeds of trusts or liens or encumbrances of any nature presently encumber Landlord's title to the Premises except as set forth on Exhibit B, attached hereto and incorporated herein by this reference; that none of said encumbrances shall prohibit or impede the use of the Premises as contemplated herein or create any financial obligation on the part of Tenant except as expressly set forth herein; that Landlord has the full right, power and authority to enter into this Lease and make the agreements contained herein on its part to be performed; that the execution, delivery and performance of this Lease has been duly authorized by Landlord; that the Lease constitutes the valid and binding obligation of Landlord, enforceable in accordance with its terms; that the making of this Lease and the performance thereof will not violate any present zoning laws or ordinances or the terms or provisions of any mortgage, lease or other agreement to which Landlord is a party or under which Landlord is otherwise bound, or which restricts Landlord in any way with respect to the use or disposition of the Premises; that Landlord has no knowledge of any pending zoning changes affecting the Premises; that the Premises and Building will be kept in compliance by Landlord, at its cost, with all applicable laws and regulations enacted from and after the date of this Lease; that the Premises are presently zoned so as to permit the operation of the Premises as contemplated in this Lease; and that the Premises presently include full legal access to one or more dedicated public rights-of-way.

         23. SUBORDINATION AND ATTORNMENT. This Lease, at Landlord's option, shall be subordinate to any mortgage or deed of trust (now or hereafter placed upon the Premises), and to any and all advances made under any mortgage or deed of trust and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees to execute such documents as may be further required to evidence such subordination or to make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, subject to the following sentence. Notwithstanding the foregoing, Tenant shall only be obligated to subordinate its leasehold interest to any mortgage, deed of trust, or ground lease now or hereafter placed upon the Premises if the holder of such mortgage or deed of trust or the landlord under such ground lease delivers to Tenant a non-disturbance agreement, using the form of document then being employed by such holder provided it is reasonably acceptable to Tenant, which will provide that Tenant, notwithstanding any default of Landlord thereunder, shall have the right to remain in possession of the Premises described herein in accordance with the terms and provisions of this Lease for so long as Tenant shall not be in default under this Lease. Upon the mutual execution of this Lease, Landlord shall deliver such a non-disturbance agreement from any present lender having a deed of trust or mortgage on the Premises.

         24.     AUTHORITIES FOR ACTION AND NOTICE.

                 A. Except as herein otherwise provided, Landlord may act in any matter provided for herein by and through its building manager or any other person who shall from time to time be designated by Landlord in writing.

                 B. All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be deemed duly served three days after deposited in the United States Mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Landlord at its address specified below its signature, or at the most recent address of which Landlord has notified Tenant in writing. All notices or demands required to be given to Tenant hereunder shall be in writing, and shall be deemed duly served three days after deposited in the United States Mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Tenant at its address specified below its signature. If Tenant fails to so designate an address, such notice may be mailed to Tenant's Premises. Either party shall have the right to designate in writing, served as above provided, a different address to which notice is to be mailed.

         25.     RENEWAL.

                 A. On the condition that Tenant is not then in default, Tenant shall have the option to extend the term of this Lease for four additional, consecutive periods of three years each (in each case, the "Option Period") on the same terms, covenants, and conditions of this Lease, except that the monthly rent for each respective Option Period will be increased in the manner set forth in subparagraph B below. Tenant will exercise its option by giving Landlord written notice at least 180 days prior to the expiration of the Primary Lease Term, or the expiration of the then current Option Period, as the case may be.

                 B. Landlord and Tenant agree that the monthly rent for each Option Period will be determined set forth in this paragraph. For the first month of the first year of the subject Option Period, the Rent due hereunder will be adjusted in accordance with the increase, if any, which has occurred in the Consumer Price Index, Denver-Boulder area for all Urban Consumers, U.S. City Average - All Items Index (CPI-U, 1982-84 equals 100), published by the United States Department of Labor, Bureau of Labor Statistics (the "INDEX") from the Commencement Date or the last day of a prior Rent adjustment, whichever is later, to the date of the present adjustment. Such adjusted Rent rate will be the Rent for the then Option Period. If the Index is discontinued, Landlord and Tenant shall agree upon comparable statistics on the cost of living for the computations under this subparagraph B, and such statistics shall be published by an agency of the United States Government or by a responsible financial periodical or recognized authority. If Landlord and Tenant fail to agree on a replacement index, they will submit the question of a replacement index to an arbitrator in accordance with the rules and regulations of the American Arbitration Association.

         26.     TENANT IMPROVEMENTS.

                 A. At any time during the lease term, Tenant may equip the Building with fixtures and personal property necessary or appropriate, as determined in Tenant's reasonable discretion, for the operation of the Building for the uses allowed under this Lease, all to be selected by Tenant in its reasonable discretion and all as specified in the plans and specifications to be delivered to Landlord from time to time ("Tenant's Work"). Tenant's Work shall be performed in a good and workmanlike manner and in compliance with all applicable laws.

                 B. Upon completion of Tenant's Work, Tenant shall apply for, diligently pursue, obtain and deliver to Landlord a conditional or unconditional certificate of occupancy, or any other permits or approvals as may be required by applicable laws for occupancy of the Premises for the purposes contemplated in this Lease. Tenant shall take any corrective action, as required by inspection reports by the applicable governmental authority, reasonably necessary to obtain such certificates, permits or approvals, to the extent the failure to obtain such certificates, permits or approvals is attributable to any failure by Tenant to meet its construction obligations under this Lease. If Tenant is unable to obtain such certificates, permits or approvals due to any existing noncompliance of the Building or its appurtenances with any present laws, rules or regulations, which noncompliance does not relate to installations made by Tenant, then Tenant's obligation to pay rent hereunder shall be postponed, notwithstanding any other provision of this Lease to the contrary, until 10 days after such certificates, permits or approvals have been obtained, and Landlord shall take such action as is appropriate to promptly correct any such noncompliance.

                 C. Tenant, in its discretion, may, at its sole expense, as part of Tenant's Work, erect interior and exterior signs. Tenant shall be entitled to construct the maximum signage permitted under local sign ordinances and other applicable governmental regulations. All sign construction shall be in accordance with such local sign ordinances and applicable governmental regulation. Tenant shall obtain, and Landlord shall cooperate with

Tenant's applications therefor, any and all permits as are required under such governmental regulations.

         27. HAZARDOUS MATERIALS. Landlord shall indemnify, defend and hold harmless Tenant, its directors, officers, employees, and agents, and any assignees, subtenants or successors to Tenant's interest in the Premises, their directors, officers, employees, and agents, from and against any and all losses, claims, suits, damages, judgments, penalties, and liability including all out-of-pocket litigation costs and reasonable attorneys' fees including without limitation (i) all foreseeable and all unforeseeable consequential damages, directly or indirectly arising out of the presence, use, generation, storage, release or disposal of Hazardous Materials (as hereinafter defined) on, under or in the Premises and the underlying property before or after the Commencement Date by or due to the actions or omissions of any person other than Tenant and (ii) the cost of any required or necessary repair, clean-up or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the commencement of the Primary Lease Term, to the full extent that such is attributable, directly or indirectly, to the presence, use, generation, storage, release, threatened release, or disposal of Hazardous Materials due to the actions or omissions of any person other than Tenant on, under or in the property underlying the Premises or to any person other than the Tenant violating any Environmental Law. Tenant agrees to use reasonable efforts to mitigate any damages to Tenant. For the purpose of this paragraph, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.; and other state, local or federal environmental laws; and in the regulations adopted and publications promulgated pursuant to said laws (collectively, the "Environmental Laws"). The provisions of this paragraph shall survive the expiration or sooner termination of this Lease.

         In the event any clean-up, repair, detoxification or other similar action with respect to the Premises or the underlying or surrounding property is required by any governmental or quasi-governmental agency as a result of the actions or omissions of any party other than Tenant before or after the Commencement Date and such action requires that Tenant be closed for business for greater than a 24-hour period, or if access to the Premises as a result of such action is materially adversely affected for a period in excess of 24 hours, then Tenant's rental and other payment obligations under this Lease shall be abated entirely during the period beyond the 24 hours that Tenant is required to be closed for business or abated in proportion to the amount of lost business suffered by Tenant if access to the Premises is impaired.

         Tenant shall not do anything throughout the term of this Lease and any extension thereof that will violate any Environmental Laws. Tenant shall indemnify, defend and hold harmless Landlord, its directors, officers, employees, and agents and assignees or successors to Landlord's interest in the Premises, their directors, officers, employees, and agents from and against any and all losses, claims, damages, penalties and liability including all out-of-pocket litigation costs and reasonable attorneys' fees (i) including all damages, directly or indirectly arising out of the use, generation, storage, release or disposal of Hazardous Materials by Tenant, its agents or contractors, and (ii) including, without limitation, the cost of any required or necessary repair, clean-up or detoxification and the preparation of any closure or other required plans to the full extent that such is attributable, directly or indirectly, to the use, generation, storage, release or disposal of Hazardous Materials by Tenant.

         28.     MISCELLANEOUS.

                 A. The term "Landlord," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Premises at the time in question. In the event of any transfer or transfers of the title to the Premises, the Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released, from and after the date of such transfer or conveyance, from all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that the grantee assumes the duty to perform Landlord's covenants and obligations hereunder, and provided that any funds in which Tenant has an interest in the hands of Landlord or the then grantor at the time of such transfer shall be turned over to the grantee. Any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant at the time of any transfer or conveyance.

                 B. The termination or mutual cancellation of this Lease shall not work a merger, and such termination or mutual cancellation shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

                 C. In the event either party to this Lease shall fail to comply with its obligations hereunder, and such failure continues for 30 days after notice (or such longer period not to exceed 45 days if performance has commenced but compliance cannot reasonably be obtained within 30 days) stating that the party giving such notice will use self help if there is no compliance within the time period, the other party may (but shall not be obligated to) fulfill such obligation on behalf of the non-complying party, making any reasonable expenditure in connection therewith. All such expenditures shall be reimbursed to the other party within 30 days after demand, and if the other party is Tenant, such expenditures may be offset against Rent due under this Lease but only if Landlord does not pay such amount within such 30-day period. Notwithstanding anything in this paragraph to the contrary, no prior notice to the non-complying party shall be necessary if the failure to comply involves emergency repairs under this Lease reasonably necessary for the safety and preservation of the Premises or the furnishings and equipment located therein or the health or safety of the occupants or employees thereof.

                 D. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby; and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a legal, valid and enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible.

                 E. The captions of each paragraph are added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

                 F. Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns.

                 G. Time is of the essence hereof. If the last day permitted for the performance of any act required or permitted under this Lease falls on a Saturday, Sunday or holiday, the time for such performance will be extended to the next succeeding business day.

                 H. Any obligation of the Landlord hereunder or any obligation of Tenant, other than the payment of Rent, which is delayed or not performed due to acts of God, strike, riot, war, weather, failure to obtain labor and materials at a reasonable cost, or any other reason beyond the control of the Landlord or Tenant shall not constitute a default hereunder and shall be performed within a reasonable time after the end of such cause for delay or non-performance.

                 I. This Lease may be executed in two or more duplicate originals. Each duplicate original shall be deemed to be an original hereof, and it shall not be necessary for a party hereto to produce more than one such original as evidence hereof.

                 J. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all of Tenant's income, leasehold improvements, equipment, furniture, fixtures and personal property owned by Tenant located in the Premises. In the event that any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay such taxes applicable to Tenant's property.

                 K. Tenant shall have the right to contest the amount or validity, in whole or in part, of any tax that Tenant is required to pay, by appropriate proceedings diligently conducted in good faith. Landlord will not be required to join in any contest or proceeding unless the provisions of any law or regulation then in effect requires that the proceeding be brought by or in the name of Landlord. In that event, Landlord will join in the proceedings or permit them to be brought in its name; however, Landlord will not be subjected to any liability for the payment of any costs or expenses in connection with any contest or proceedings, and Tenant will indemnify Landlord against and save Landlord harmless from any costs and expenses in this regard.

                 L. Any consent of Landlord or Tenant hereunder shall not be unreasonably withheld or delayed.

                 M. In the event of any litigation between Landlord and Tenant, the prevailing party in such litigation shall be entitled to an award of its reasonable attorneys' and legal assistants' fees and costs.

                 N. This Lease will be construed and enforced in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


                                "LANDLORD"


                                By: /s/ GEORGE A. EVANS
                                   -------------------------------------------
                                      George Evans
                                Date:  May 15, 1996
                                     -----------------------------------------
                                Address:   8157 E. Hunters Hill Dr.
                                         -------------------------------------
                                           Englewood, CO  80112
                                ----------------------------------------------


                                By: /s/ LARRY DAVIDSON
                                   -------------------------------------------
                                      Larry Davidson
                                Date:   May 15, 1997
                                     -----------------------------------------
                                Address:   9504 Southern Hills Cr.
                                         -------------------------------------
                                           Littleton, CO  80124
                                ----------------------------------------------

                                "TENANT"

                                RentX Industries, Inc., a Delaware corporation


                                By: /s/ RICHARD M. TYLER
                                    ------------------------------------------
                                Its:    Richard M. Tyler, President
                                    ------------------------------------------
                                Date:   May 15, 1996
                                      ----------------------------------------
                                Address:  1522 Blake Street,
                                          Denver, Colorado  80202

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                                OF THE PREMISES


                         [LEGAL DESCRIPTION OMITTED]

                                   EXHIBIT B

                          MORTGAGES OR DEEDS OF TRUST

Mortgage held by Erma Bohlmann, 10813 W. Denham Drive, Sun City, Arizona 85351-4649

Deed of Trust dated January 4, 1983 for the benefit of Erma Bohlmann recorded in Book 3770 at Page 647, Arapahoe County, Colorado

Deed of Trust dated April 16, 1986 for the benefit of First Colorado Bank & Trust, N.A., recorded in Book 4789 at Page 300, Arapahoe County, Colorado

Deed of Trust dated February 14, 1989, for the benefit of First Colorado Bank & Trust, N.A., recorded in Book 5634 at Page 299, Arapahoe County, Colorado





                                      B-1